UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EBET, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EBET, Inc.
3960 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89169

To the Stockholders of EBET, Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of EBET, Inc. The Annual Meeting will be held virtually at noon Eastern Time on April 27, 2023, or at such other time or such other date to which the meeting may be adjourned. We have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

We have prepared a proxy statement with detailed information about the matters that will be covered at the Annual Meeting. We urge you to read the proxy statement carefully.

If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting https://www.cstproxy.com/ebet/2023 and entering the 12-digit control number included on your Proxy Card. If you are a beneficial owner of shares held in street name, you can participate and vote at the meeting by obtaining a legal proxy from your nominee and emailing a copy to proxy@continentalstock.com no later than 11:59 p.m. Eastern Time, on April 24, 2023. You will be able to vote your shares at the meeting by going to https://www.cstproxy.com/ebet/2023 and entering the same control number used to enter the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the virtual Annual Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. Only shareholders who held shares at the close of business on the record date, March 16, 2023, may vote at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet or by signing, dating and returning the proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

We look forward to seeing you virtually on April 27, 2023.

Very Truly Yours,

EBET, Inc.

By:	/s/ Aaron Speach
Aaron Speach Chief Executive Officer, President and Director

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on April 27, 2023.

Electronic copies of the Notice of Annual Stockholder Meeting, our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 (the “Annual Report”) are available online at https://www.cstproxy.com/ebet/2023.

EBET, Inc.

3960 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89169

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 27, 2023

TO THE STOCKHOLDERS OF EBET, INC.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of EBET, Inc. (the “Company”) will be held on April 27, 2023, at noon Eastern Time. We have determined that the Annual Meeting will be held in a virtual meeting format via the Internet. The Annual Meeting will be a virtual meeting that is to be held as a listen-only conference call accessible by calling 1 800-450-7155 (toll-free) from within the United States or Canada, or +1 857-999-9155 (standard rates apply) outside the United States or Canada. If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting https://www.cstproxy.com/ebet/2023 and entering the 12-digit control number included on your Proxy Card. There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 917-262-2373 (toll free) or email proxy@continentalstock.com.

At the Annual Meeting, the items of business to be voted on are:

1.	To elect four Board nominees to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company, or until such person’s successor is elected and qualified.

2.	To ratify the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the year ending September 30, 2023.

3.	To approve an amendment to the Company’s 2020 Stock Plan (the “2020 Plan”) to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 2,500,000 shares.

4.	For purposes of complying with Nasdaq Listing Rule 5635, to approve the future adjustment of the conversion price of the Company’s Series A Convertible Preferred Stock below $0.71 per share pursuant to the conversion price adjustment provision set forth in the Series A Convertible Preferred Stock.

5.	To approve an amendment to the Company’s articles of incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-30 as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

6.	To approve an amendment to the Company’s articles of incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares.

7.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4, Proposal 5, and/or Proposal 6.

8.	Such other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record of the Company at the close of business on March 16, 2023 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting. This Notice of Annual Meeting of Stockholders and proxy statement, along with a proxy card, was first mailed on or about March 27, 2023 to our stockholders of record as of the Record Date. These materials and our Annual Report on Form 10-K for the year ended September 30, 2022 are also available electronically at https://www.cstproxy.com/ebet/2023.

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your proxy promptly via the Internet, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs. You may revoke your proxy at any time before the vote is taken.

By Order of the Board of Directors,

EBET, INC.
/s/ Aaron Speach
Las Vegas, Nevada	Aaron Speach
March 27, 2023	Chief Executive Officer, President and Director

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
WHY DID YOU SEND ME THIS PROXY STATEMENT?	1
WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?	1
WHO MAY ATTEND THE ANNUAL MEETING AND HOW TO ATTEND?	2
HOW DO I PARTICIPATE IN AND VOTE AT THE ANNUAL MEETING?	2
HOW DO I VOTE WITHOUT PARTICIPATING IN THE ANNUAL MEETING?	2
HOW DO I ACCESS THE PROXY MATERIALS OVER THE INTERNET?	3
WHAT IF I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL ANNUAL MEETING?	3
HOW MANY VOTES DO I HAVE?	3
WHY WOULD THE ANNUAL MEETING BE POSTPONED?	3
HOW DO I VOTE BY PROXY?	3
IF MY SHARES ARE HELD IN “STREET NAME” BY A BROKER, BANK OR OTHER AGENT, WILL MY BROKER, BANK OR OTHER NOMINEE VOTE MY SHARES FOR ME?	4
MAY I REVOKE MY PROXY?	5
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?	5
ARE THERE ANY RIGHTS OF APPRAISAL?	6
WHO BEARS THE COST OF SOLICITING PROXIES?	6
WHERE ARE OUR PRINCIPAL EXECUTIVE OFFICES?	6
HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?	6
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS	9
GOVERNANCE OF THE COMPANY	11
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	16
RELATED PARTY TRANSACTIONS	19
DELINQUENT SECTION 16(A) REPORTS	19
PROPOSAL 1: ELECTION OF DIRECTORS	20
PROPOSAL 2: TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
AUDIT COMMITTEE REPORT	23
PROPOSAL 3: APPROVAL ORF SHARE INCREASE UNDER THE COMPANY’S 2020 STOCK PLAN	24
PROPOSAL 4: FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635, TO APPROVE THE FUTURE ADJUSTMENT OF THE CONVERSION PRICE OF THE COMPANY’S SERIES A CONVERTIBLE PREFERRED STOCK	30
PROPOSAL 5: APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK	32
PROPOSAL 6: APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 500,000,000 SHARES	40
PROPOSAL 7: AUTHORIZATION TO ADJOURN THE ANNUAL MEETING	42
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K	43
OTHER PROPOSED ACTION	43
HOUSEHOLDING OF PROXY MATERIALS	43
STOCKHOLDER PROPOSALS AND SUBMISSIONS	44
ANNEX A: EBET, INC. 2020 STOCK PLAN	A-1
ANNEX B: CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF EBET, INC. (REVERSE SPLIT)	B-1
ANNEX C: CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF EBET, INC. (INCREASE AUTHORIZED)	C-1

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EBET, INC.
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 27, 2023

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of EBET, Inc., a Nevada corporation (“EBET,” the “Company,” “we,” or “our”), for use at the 2022 Annual Meeting of the Company’s stockholders (the “Annual Meeting”) to be held on April 27, 2023, at noon Eastern Time, and at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be a virtual meeting that is to be held as a listen-only conference call accessible by calling 1 800-450-7155 (toll-free) from within the United States or Canada, or +1 857-999-9155 (standard rates apply) outside the United States or Canada. If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting https://www.cstproxy.com/ebet/2023 and entering the 12-digit control number included on your Proxy Card. There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 917-262-2373 (toll free) or email proxy@continentalstock.com.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. We recommend that you submit your proxy even if you plan to attend the Annual Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting. This proxy statement, along with a proxy card, and accompanied by the Company’s annual report on Form 10-K (without exhibits) for the fiscal year ended September 30, 2022 (the “Annual Report”), was first mailed on or about March 27, 2023 to our stockholders of record as of the Record Date.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	To elect four Board nominees to the Board of the Company, each to serve until the next annual meeting of stockholders of the Company, or until such person’s successor is elected and qualified.

2.	To ratify the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the year ending September 30, 2023.

3.	To approve an amendment to the Company’s 2020 Stock Plan (the “2020 Plan”) to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 2,500,000 shares.

4.	For purposes of complying with Nasdaq Listing Rule 5635, to approve the future adjustment of the conversion price of the Company’s Series A Convertible Preferred Stock below $0.71 per share pursuant to the conversion price adjustment provision set forth in the Series A Convertible Preferred Stock.

5.	To approve an amendment to the Company’s articles of incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-30 as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

6.	To approve an amendment to the Company’s articles of incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares.

7.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4, Proposal 5, and/or Proposal 6.

8.	Such other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

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WHO MAY ATTEND THE ANNUAL MEETING AND HOW TO ATTEND?

Our Board has fixed the close of business on March 16, 2023, as the record date for a determination of stockholders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

Stockholders of Record

•	Stockholders of record as of the Record Date can participate and vote their shares in the Annual Meeting by visiting https://www.cstproxy.com/ebet/2023 and entering the 12-digit control number included on their Proxy Card.

Beneficial Owners

•	If, as of the close of business on the Record Date, you owned your shares in “street name” (i.e., through a bank, broker or other nominee), you are invited to attend the Annual Meeting, but may participate and vote at the Annual Meeting only if you hold a “legal proxy” from your bank, broker or other nominee for the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

HOW DO I PARTICIPATE IN AND VOTE AT THE ANNUAL MEETING?

If you were a shareholder of record at the close of business on the Record Date, you can participate and vote your shares in the Annual Meeting by visiting https://www.cstproxy.com/ebet/2023 and entering the 12-digit control number included on your Proxy Card.

If you hold your shares in street name, you should have received a Notice of Annual Meeting containing voting instructions from your broker, bank or other nominee (“custodian”) rather than from the Company. Simply follow the voting instructions in the Notice of Annual Meeting to ensure that your vote is counted. As discussed above, to vote at the Annual Meeting, you must obtain a valid “legal proxy” from your custodian. Follow the instructions from your custodian included with these proxy materials or contact your custodian to request a proxy form.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

On the Record Date, we had 25,144,675 shares of issued and outstanding shares of common stock entitled to vote at the Annual Meeting.

HOW DO I VOTE WITHOUT PARTICIPATING IN THE ANNUAL MEETING?

Shareholders of record may vote without participating in the Annual Meeting by any of the following means:

1.	By Internet Before the Annual Meeting. The website address for Internet voting is www.cstproxyvote.com.

2.	By Mail. Mark, date, sign and mail promptly the enclosed Proxy Card (a self-addressed envelope is provided for your convenience for mailing in the United States).

Because of possible delays with the mail, we recommend you use the Internet to vote. If you vote by Internet, please do not mail your Proxy Card.

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HOW DO I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

Notice of Annual Stockholder Meeting, our proxy statement and our Annual Report are available online at https://www.cstproxy.com/ebet/2023.

WHAT IF I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL ANNUAL MEETING?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on April 27, 2023. The presence in person or by proxy of at least a majority of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting, but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to submit your proxy even if you plan to attend the Annual Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

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If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	“FOR” each of the four nominees for election to our Board of Directors.

2.	“FOR” the ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending September 30, 2023.

3.	“FOR” approval of an amendment to the 2020 Plan to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 2,500,000 shares.

4.	“FOR” approval, for purposes of complying with Nasdaq Listing Rule 5635, of the future adjustment of the conversion price of the Company’s Series A Convertible Preferred Stock below $0.71 per share pursuant to the conversion price adjustment provision set forth in the Series A Convertible Preferred Stock.

5.	“FOR” approval of an amendment to the Company’s articles of incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-30 as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

6.	“FOR” approval of an amendment to the Company’s articles of incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares.

7.	“FOR” authorization of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4, Proposal 5, and/or Proposal 6.

8.	In their discretion, upon such other matters as may property come before the meeting.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

IF MY SHARES ARE HELD IN “STREET NAME” BY A BROKER, BANK OR OTHER AGENT, WILL MY BROKER, BANK OR OTHER NOMINEE VOTE MY SHARES FOR ME?

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to us or by voting in person (which would include presence at a virtual meeting) at the Annual Meeting unless you provide a “legal proxy”, which you must obtain from your broker, bank or other agent.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.

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MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person (which would include presence at the virtual meeting) at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect director nominees, and as such, the four nominees who receive the greatest number of “FOR” votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal.

Proposal 2: Ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending September 30, 2023.

The approval of Proposal 2 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. As the approval of Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from Proposal 2. Abstentions will be counted as votes against the proposal.

Proposal 3: Approval of an amendment to the 2020 Plan to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 2,500,000 shares.

The approval of Proposal 3 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 4: Approval, for purposes of complying with Nasdaq Listing Rule 5635, of the future adjustment of the conversion price of the Company’s Series A Convertible Preferred Stock below $0.71 per share pursuant to the conversion price adjustment provision set forth in the Series A Convertible Preferred Stock.

The approval of Proposal 4 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 5: Approval of an amendment to the Company’s articles of incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a split ratio of between 1-for-2 and 1-for-30 as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

The approval of Proposal 5 requires the affirmative vote of at least a majority of the shares of common stock outstanding and entitled to vote on the matter at the Annual Meeting. Broker non-votes and abstentions will be counted as votes against the proposal.

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Proposal 6: Approval of an amendment to the Company’s articles of incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares.

The approval of Proposal 6 requires the affirmative vote of at least a majority of the shares of common stock outstanding and entitled to vote on the matter at the Annual Meeting. Broker non-votes and abstentions will be counted as votes against the proposal.

Proposal 7: Authorization of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4, Proposal 5, and/or Proposal 6.

The approval of Proposal 7 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Other Business That Is Properly Brought Before the Annual Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Nevada, our articles of incorporation or our bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding our proxy materials to beneficial owners.

WHERE ARE OUR PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of EBET are located at 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169 and our telephone number is (888) 411-2726.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including EBET, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of March 16, 2023, regarding beneficial ownership of our common stock by:

•	each of our directors;
•	each of our named executive officers;
•	all directors and executive officers as a group; and
•	each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options that are currently exercisable or exercisable within 60 days. Each director or officer, as the case may be, has furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Name and Address of Beneficial Owner (1)	Number of Shares (2)	Percent of Class(2)

Directors and Named Executive Officers
Aaron Speach	743,611 (3)	3.0%
Matthew Lourie	102,250 (4)	*
Michael Nicklas	100,000 (5)	*
Dennis Neilander	50,000 (6)	*
Christopher S. Downs	50,000 (7)	*
Directors and Executive Officers as a Group (5 persons)	1,070,681	4.3%

5% Stockholders
CP BF Lending, LLC	3,709,097(8)	14.8%
CVI Investments, Inc.	1,960,785(9)	7.8%

* Indicates beneficial ownership of less than 1% of the outstanding common stock

(1) Unless otherwise indicated in the footnotes, the address of the beneficial owners is c/o EBET, Inc., 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by him or her within 60 days from March 16, 2023 upon the exercise of options, warrants or other convertible securities. Percentage is based on 25,144,675 shares of common stock outstanding as of March 16, 2023.

(3) Consists of 500,000 shares held by Speachless Entertainment LLC and 218,611 shares held by Aaron Speach. Also includes 25,000 vested but unissued shares pursuant to a restricted stock unit award that will vest in four equal annual installments beginning on January 1, 2023. Does not include 75,000 remaining shares issuable to Mr. Speach pursuant to the award.

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(4) Includes 57,250 shares underlying a ten-year option issued to Mr. Lourie in October 2020 to purchase 57,250 shares at an exercise price of $0.25 per share, and 45,000 vested but unissued shares pursuant to the restricted stock unit award granted to him in September 2022 that vest in six equal monthly installments beginning on October 1, 2022.

(5) Includes 100,000 shares underlying a ten-year option issued to Mr. Nicklas in November 2020 to purchase 100,000 shares at an exercise price of $2.00 per share, which vests in two equal installments on each of the succeeding two anniversary dates of the option grant, provided Mr. Nicklas is serving as a director on each such vesting date.

(6) Includes 50,000 shares underlying a ten-year option issued to Mr. Neilander in January 2021 to purchase 75,000 shares at an exercise price of $2.00 per share, which vests in three equal installments on each of the succeeding three anniversary dates of the option grant, provided Mr. Neilander is serving as a director on each such vesting date.

(7) Includes 50,000 shares underlying a ten-year option issued to Mr. Downs in February 2021 to purchase 75,000 shares at an exercise price of $2.00 per share, which vests in three equal installments on each of the succeeding three anniversary dates of the option grant, provided Mr. Downs is serving as a director on each such vesting date.

(8) Based on information provided in the Schedule 13G filed on February 14, 2023, by CP BF Lending, LLC. CP BF Lending, LLC is the record and direct beneficial owner of the securities covered by Schedule 13G. Alexander Bryant Washburn and Stanley Logan Baty may be deemed to beneficially own the securities covered by the Schedule 13G because they are the controlling members of the Board of Managers of Columbia Pacific Advisors, LLC. Columbia Pacific Advisors LLC is the manager of CP Business Finance GP, LLC, the manager of CP BF Lending, LLC. Represents (i) 2,312,449 shares of Common Stock issuable upon exercise of warrants and (ii) 1,396,648 shares of Common Stock issuable upon conversion of a convertible note, each held of record by CP BF Lending, LLC. The address of CP BF Lending, LLC is 1910 Fairview Ave. E., Suite 300, Seattle, WA 98102.

(9) Based on information provided in the Schedule 13G filed on February 8, 2023, by CVI Investments, Inc. and Heights Capital Management, Inc. Heights Capital Management, Inc. is the investment manager to CVI Investments, Inc. and as such may exercise voting and dispositive power over these shares. The address for CVI Investments, Inc. is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands. The address for Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, California 94111.

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INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of March 16, 2023. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Name	Age	Position

Aaron Speach	34	Chairman of the Board, President and Chief Executive Officer
Matthew Lourie	42	Interim Chief Financial Officer
Christopher S. Downs	44	Director
Dennis Neilander	61	Director
Michael Nicklas	61	Director

Set forth below is biographical information about each of the individuals named in the tables above:

Aaron Speach, Founder, President and CEO. Mr. Speach joined us in September 2020, but was one of the founding members of ESEG Limited in 2016, which is now a wholly owned subsidiary of the Company. From April 2015 until June 2017, Mr. Speach was a Sales Director at Ninthlink, which is a full service marketing agency, during which Mr. Speach managed various Fortune 500 clients. From June 2017 to June 2019, Mr. Speach worked for Speachless Entertainment LLC, a marketing agency, which he owns and which provided services to ESEG Limited. From June 2019 until September 2020, Mr. Speach was a District Director of Stores at Pirch, which is a luxury appliance retailer. We believe Mr. Speach’s history with our company and background, coupled with his extensive marketing experience in the esports industry, provide him with the qualifications to serve as a director.

Matthew Lourie, interim Chief Financial Officer. Mr. Lourie joined us in September 2022 as interim Chief Financial Officer, after previously serving in such position from October 2020 until March 2021. Mr. Lourie has extensive management, accounting and financial experience. Mr. Lourie currently owns and operates (founded May 2017) Fresh Notion Financial Services and provides consulting and reporting services to other public and private companies. Mr. Lourie served as an audit partner of the PCAOB registered firm MaloneBailey from November 2014 through April 2017, where he oversaw audits and financial reporting of SEC registrants. In addition, he served as the Corporate Controller of a public company with over 300 locations across the country from April 2013 through October 2014. Mr. Lourie is a graduate of the University of Houston where he earned both his Bachelor of Business Administration Accounting and his Masters of Science in Accounting. Mr. Lourie is a Certified Public Accountant in Texas.

Christopher S. Downs – Director. Mr. Downs joined us as a director in March 2021. Mr. Downs has served as chief financial officer of CNS Pharmaceuticals, Inc. since November 2019. From March 2018 until September 2019, Mr. Downs served as vice president of finance and treasurer of Innovative Aftermarket Systems, L.P., a privately held provider of finance and insurance solutions. Mr. Downs served as director of finance (from June 2011 to September 2013), vice president and treasurer (October 2013 to August 2016), executive vice president and interim chief financial officer (August 2016 to May 2017), and executive vice president, interim chief financial officer and member of the office of the president (May 2017 to March 2018) for InfuSystem Holdings, Inc., a supplier of infusion services to oncologists in the United States. Mr. Downs spent 10 years in investment banking with various firms including Citigroup. Mr. Downs is a graduate of the United States Military Academy at West Point where he earned his Bachelor of Science. Mr. Downs earned his MBA at Columbia Business School and his Master of Science in Accounting at the University of Houston-Clear Lake. Mr. Downs is a Certified Public Accountant in Utah and Texas. We believe Mr. Downs’ financial and accounting background provide him with the qualifications to serve as a director.

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Dennis Neilander– Director. Mr. Neilander joined us as a director in January 2021. Since June 2011, Mr. Neilander has been of counsel at the law firm of Kaempfer Crowell. Mr. Neilander is the former Chairman of the Nevada State Gaming Control Board (GCB). His practice focuses on gaming, administrative law and government affairs. Mr. Neilander served as a Member of the GCB from 1998 until the end of 2010, and was Chairman of the GCB for the last 10 years of his tenure. Mr. Neilander also served as Chairman of the GCB’s Audit Committee that was responsible for full scope compliance and revenue audits for Nevada casinos. From July 1995 until September 1998, Mr. Neilander was Chief of the GCB Corporate Securities Division, which regulates the publicly traded gaming companies that operate in Nevada. Mr. Neilander holds a J.D. from the University of Denver College of Law and a B.A. from the University of Northern Colorado. We believe Mr. Neilander’s gaming background and regulatory experience provide him with the qualifications to serve as a director.

Michael Nicklas – Director. Mr. Nicklas joined us as a director in November 2020. Since 2003, Mr. Nicklas has served as the president of Backflips Inc., a swimwear manufacturer. A C-suite executive working with major Brands that have included Nike, Reebok, Ralph Lauren, Jennifer Lopez, Speedo and Anne Klein. Mr. Nicklas is a graduate of the University of New Hampshire Peter T. Paul College of Business and Economics where he earned his Bachelor of Science degree in Business Administration. We believe Mr. Nicklas’ marketing background and business experience with major brands provide him with the qualifications to serve as a director.

No director is related to any other director or executive officer of our company or our subsidiaries, and, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

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GOVERNANCE OF THE COMPANY

The Company maintains a corporate governance page on its website, which includes key information about its corporate governance initiatives, including its Code of Ethics and charters for each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The corporate governance page can be found by clicking on the “Corporate Governance” tab under the “Investors” menu on our website at www.ebet.gg. The contents of our website are not part of this Proxy Statement, and our Internet address is included in this document as an inactive textual reference only.

Our Board of Directors

Our Board of Directors oversees our business affairs and monitors the performance of management. Pursuant to our Bylaws, the Board of Directors shall consist of no less than one director. Members of the Board of Directors met on fourteen (14) occasions during the 2022 fiscal year. We believe that such interaction between fellow Board members and with management provided proper oversight of the Company. Our Board has established an Audit Committee, Compensation Committee and the Nominating and Governance Committee. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member (held during the period for which such director was in office).

Our Board is currently comprised of four members, three of whom are independent directors per the NASDAQ Stock Market rules. We believe the size of our Board has been sufficient for a company of our size.

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors within one year of listing. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Governance Committees be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that Audit Committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of Compensation Committee members, the Nasdaq Rules require that our Board must consider additional factors relevant to the duties of a Compensation Committee member, including the source of any compensation we pay to the director and any affiliations with the Company.

Our Board undertook a review of the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that each of our directors, with the exception of Mr. Speach, are independent as defined under the Nasdaq Rules.

Board Committees

We have established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Our Board of Directors has adopted and approved a charter for each of these standing committees.

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Audit Committee. Our Audit Committee consists of three independent directors. The members of the Audit Committee are Messrs. Nicklas, Neilander and Downs. Mr. Downs is the chairperson of the Audit Committee. The Audit Committee consists exclusively of directors who are financially literate. In addition, Mr. Downs is considered an “Audit Committee financial expert” as defined by the SEC’s rules and regulations. The Audit Committee met on two (2) occasions during the 2022 fiscal year.

The Audit Committee responsibilities include:

•	overseeing the compensation and work of and performance by our independent auditor and any other registered public accounting firm performing audit, review or attestation services for us;

•	engaging, retaining and terminating our independent auditor and determining the terms thereof;

•	assessing the qualifications, performance and independence of the independent auditor;

•	evaluating whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence;

•	reviewing and discussing the audit results, including any comments and recommendations of the independent auditor and the responses of management to such recommendations;

•	reviewing and discussing the annual and quarterly financial statements with management and the independent auditor;

•	producing a committee report for inclusion in applicable SEC filings;

•	reviewing the adequacy and effectiveness of internal controls and procedures;

•	establishing procedures regarding the receipt, retention and treatment of complaints received regarding the accounting, internal accounting controls, or auditing matters and conducting or authorizing investigations into any matters within the scope of the responsibility of the Audit Committee; and

•	reviewing transactions with related persons for potential conflict of interest situations.

Compensation Committee. Our Compensation Committee consists of three independent directors. The members of the Compensation Committee are Messrs. Nicklas, Neilander and Downs. Mr. Nicklas is the chairperson of the Compensation Committee. The Compensation Committee met on two (2) occasions during the 2022 fiscal year. The Compensation Committee has primary responsibility for:

•	reviewing and recommending all elements and amounts of compensation for each executive officer, including any performance goals applicable to those executive officers;

•	reviewing and recommending for approval the adoption, any amendment and termination of all cash and equity-based incentive compensation plans;

•	once required by applicable law, causing to be prepared a committee report for inclusion in applicable SEC filings;

•	approving any employment agreements, severance agreements or change of control agreements that are entered into with the CEO and certain executive officers; and

•	reviewing and recommending the level and form of non-employee director compensation and benefits.

The Compensation Committee retained Pay Governance, a compensation consulting firm, to evaluate our executive compensation program. Pay Governance’s engagement included assisting the Compensation Committee with the ongoing analysis of our existing executive compensation. The consultant serves at the pleasure of the Compensation Committee rather than management, and the consultant’s fees are approved by the Compensation Committee.

The Compensation Committee may invite such members of management to its meetings as it deems appropriate. However, the Compensation Committee generally meets without members of management present, and in all cases the Company’s CEO and any other such officers are not present at meetings at which their compensation or performance is discussed or determined.

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Nominating and Governance Committee. The Nominating and Governance Committee consists of three independent directors. The members of the Nominating and Governance Committee are Messrs. Nicklas, Neilander and Downs. Mr. Neilander is the chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee met on one (1) occasions during the 2022 fiscal year. The Nominating and Governance Committee’s responsibilities include:

•	recommending persons for election as directors by the stockholders;

•	recommending persons for appointment as directors to the extent necessary to fill any vacancies or newly created directorships;

•	reviewing annually the skills and characteristics required of directors and each incumbent director’s continued service on the board;

•	reviewing any stockholder proposals and nominations for directors;

•	advising the board of directors on the appropriate structure and operations of the board and its committees;

•	reviewing and recommending standing board committee assignments;

•	developing and recommending to the board Corporate Governance Guidelines, a Code of Business Conduct and Ethics and other corporate governance policies and programs and reviewing such guidelines, code and any other policies and programs at least annually;

•	making recommendations to the board as to determinations of director independence; and

•	making recommendations to the board regarding corporate governance based upon developments, trends, and best practices.

The Nominating and Governance Committee will consider stockholder recommendations for candidates for the Board.

Board Member Attendance at Annual Meetings

We do not have a formal policy regarding Board attendance at our annual meetings, however, all of our directors are invited to the annual meeting. This Annual Meeting will be our first Annual Meeting as a public company.

Board Leadership Structure and Role in Risk Oversight

Mr. Speach, our Chairman of the Board, is also our Chief Executive Officer and President. Mr. Speach is the only director on our Board who is not independent. We believe that Mr. Speach, our CEO, is best situated to serve as Chairman because he is the director most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.

Our Board leadership structure has been effective for the Company. We believe that having a combined chief executive officer and chairman of the Board, and an independent chair for each of our Board committees (i.e., the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee) provides the right form of leadership for the Company. A combined chief executive officer and chairman role allows for more productive meetings. As our CEO is responsible for managing the Company on a day to day basis, his direct involvement in our business operations makes him best positioned to lead the Board in productive strategic planning sessions and to determine the time allocated to each agenda item in discussions of our Company’s short and long-term objectives. The current combined role of Chairman and CEO also facilitates information flow between management and the Board and promotes strategy development and execution, which are essential to effective governance. In addition to the leadership provided by our Chairman and CEO, we have strong oversight of Company operations by experienced independent directors who chair each of our Board’s standing committees. Our three independent directors bring experience, oversight and expertise from outside the Company and from a variety of industries, while Mr. Speach brings extensive experience and expertise specifically related to the Company’s business.

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One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the current combined role of Chairman and Chief Executive Officer is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Our Board of Directors is primarily responsible for overseeing our risk management processes on behalf of the Company. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks, including with regard to cybersecurity risks. The Board focuses on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. The Board views its role as one of oversight. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Nominating and Governance Committee, the Audit Committee and the Compensation Committee to manage risks that arise under each committee’s area of focus.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of the Board, advisors, and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Secretary of the Company (the “Corporate Secretary”) in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating and Governance Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to our Board of Directors at any annual meeting at which the Board has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Corporate Secretary, providing the candidates name, biographical data and other relevant information together with a consent from the nominee. The submission must comply with our Bylaws and must be received at our principal executive offices 120 days prior to the anniversary date of the mailing date of our previous year’s proxy statement so as to permit the Board of Directors time to evaluate the qualifications of the nominee.

We have not employed an executive search firm, or paid a fee to any other third party, to locate qualified candidates for director positions.

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Diversity of Directors

The following table summarizes certain self-identified characteristics of our directors, utilizing the categories and terms set forth in applicable Nasdaq rules and related guidance (as of March 16, 2023):

Board Diversity Matrix (As of March 16, 2023)
Total Number of Directors	4
Male
Part I: Gender Identity
Directors	4
Part II: Demographic Information
White	4

Stockholder Communications with Directors

Persons wishing to write to our Board of Directors, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at EBET, Inc., 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169. Electronic submissions of stockholder correspondence will not be accepted.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to our stockholders, to the functioning of the Board or to the affairs of our company. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Code of Ethics

We have adopted a written code of ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is available on the Corporate Governance section of our website (under the “Investors” tab), which is located at www.ebet.gg. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K filed with the SEC. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Anti-Hedging Policy

Our policies prohibit directors, officers and other employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities without our prior approval.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

Our named executive officers for the years ended September 30, 2022 and 2021, which consist of (i) all individuals serving as our principal executive officer during the 2022 fiscal year, and (ii) our two other most highly compensated executive officers who were serving as executive officers at the end of our last completed fiscal year. These executive officers, our “named executive officers”, are: (i) Aaron Speech, Chief Executive Officer; (ii) Matthew Lourie, interim Chief Financial Officer; and (iii) Mark Thorne, former Chief Marketing Officer.

Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus ($)	Stock Awards ($) (1)	All other compensation ($) (2)	Total ($)
Aaron Speach, Chief Executive Officer and President (3)	2022	307,437	–	2,056,000	6,236 (2)	2,369,673
	2021	175,151	–	400,000	28,500 (2)	603,651

Matthew Lourie, Interim Chief Financial Officer (4)	2022	11,636	–	94,500	18,723 (5)	124,859

Mark Thorne, Former Chief Marketing Officer (6)	2022	162,826	–	711,600	2,079	876,505

(1)	Amounts shown in the “Stock Awards” column reflect the aggregate grant date fair value calculated in accordance with FASB ASC 718 for the respective fiscal year with respect to the stock award granted to our named executive officers. Amounts reflect our accounting for these grants and do not necessarily correspond to the actual values that may be realized by our named executive officers. The assumptions used for the valuations are set forth in Note 5 – Stockholders’ Equity in the Notes included in the Annual Report. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions.

(2)	Consists of travel stipend and healthcare stipend.

(3)	All amounts converted from Euro (€) to US Dollar ($) were converted at exchange rate of €1.00 to $0.9238, which was the approximate weighted average exchange rate for the applicable year.

(4)	Mr. Lourie joined the Company in September 2022.

(5)	Includes $18,273 in financial reporting consulting fees incurred by the Company from a firm owned by Mr. Lourie.

(6)	Mr. Thorne joined the Company in June 2021 and became Chief Marketing Officer in December 2021. Mr. Thorne was not a named executive officer for the fiscal year ended September 30, 2021. Mr. Thorne resigned in February 2023.

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Narrative to Summary Compensation Table

Aaron Speach, Chief Executive Officer and President

On November 5, 2021, we entered into an amended and restated employment agreement, effective October 1, 2021, with Aaron Speach pursuant to which Mr. Speach agreed to continue to serve as our Chief Executive Officer for an initial term of three years. The agreement provides for an initial annual base salary of $315,000, which may be increased to $350,000 retroactively as of the effective date provided the closing and consummation of the share purchase transaction by and between Company and Aspire Global plc occurs (which closing occurred on November 29, 2021). Pursuant to the agreement, Mr. Speach is eligible for an annual bonus of up to 75% of his base salary, as determined solely at the discretion of the Compensation Committee. Pursuant to the agreement, if Mr. Speach is required to be located outside of the United States for a period of 30 consecutive days or more, we will pay him a pro-rated monthly travel stipend of $3,500 for each month that he is so required to live outside of the United States. Pursuant to the agreement, Mr. Speach was eligible to receive the following potential performance stock grants: (i) 100,000 shares of Company common stock at such date as the Company reaches total gross revenues of $10,000,000 in any trailing 12 month period during the term of the employment agreement; and (ii) 100,000 shares of Company common stock at such date as the Company reaches total gross revenues of $20,000,000 in any trailing 12 month period during the term of the employment agreement. These goals were achieved in 2022. Contemporaneous with the execution of the agreement, Mr. Speach received a restricted stock unit award (the “RSU Grant”) for 100,000 shares of Company common stock. The RSU Grant vests in four equal annual installments, provided Mr. Speach is employed on each such vesting date. If Mr. Speach’s employment is terminated at our election without “cause” (as defined in the agreement), Mr. Speach shall be entitled to receive severance payments equal to 150% of the balance due of Mr. Speach’s base salary for the remainder of the initial term of three years.

Matthew Lourie, Interim Chief Financial Officer

On September 9, 2022, we entered into an employment agreement with Mr. Matthew Lourie pursuant to which Mr. Lourie agreed to serve as interim Chief Financial Officer of the Company commencing on such date. The agreement provides for a monthly salary of $16,000. Mr. Lourie may receive a cash bonus of $20,000 and a restricted stock unit grant for 20,000 shares of common stock upon a successful transition of services to a full time Chief Financial Officer, provided that the final determination on the amount of the bonus and grant, if any, will be made by the Compensation Committee of the Board of Directors, based on criteria established by the Compensation Committee. Pursuant to the agreement, Mr. Lourie will receive a restricted stock unit award for 45,000 shares of our common stock, which shall vest in six equal monthly installments, provided Mr. Lourie is employed on each such vesting date. We may terminate the agreement at any time during the term of the agreement on 30 days’ notice.

Mark Thorne, Former Chief Marketing Officer

On December 22, 2021, we entered into an employment agreement with Mr. Mark Thorne pursuant to which Mr. Thorne agreed to serve as Chief Marketing Officer. The agreement was able to be terminated by either party with four months’ notice, and provided for an annual base salary of €213,400. Pursuant to the agreement, Mr. Thorne also received a restricted stock unit grant consisting of 40,000 shares that vest in equal annual installments over four years beginning December 22, 2021.

On February 1, 2023, Mr. Thorne resigned from his position and on February 11, 2023, we and Mr. Thorne entered into a separation and mutual release agreement pursuant to which, among other items (i) Mr. Thorne will receive a payment of $85,000, payable in four equal payments over a four month period commencing in February 2023; and (ii) we agreed to accelerate the vesting of 7,500 restricted stock units.

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Outstanding Equity Awards

The following table sets forth certain information concerning our outstanding options for our named executive officers on September 30, 2022.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Aaron Speach (2)	–	–	–	–	–	100,000	122,000	–	–

Matthew Lourie (3)	57,250	–	–	0.25	10/01/2030	45,000	54,900	–	–

Mark Thorne (2)	–	–	–	–	–	62,500	76,250	–	–

(1)	The market values of the common stock reported in this table are calculated based on the closing market price of the common stock on Nasdaq on September 30, 2022, which was $1.22 per share.

(2)	The restricted stock units vest evenly on an annual basis over 4 years from the date of grant. On February 1, 2023, Mr. Thorne resigned from his position and on February 11, 2023, we and Mr. Thorne entered into a separation and mutual release agreement pursuant to which, among other items we agreed to accelerate the vesting of 7,500 restricted stock units.

(3)	The restricted stock units vest monthly in equal installments over a six month period beginning October 2022

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Director Compensation

The table below summarizes all compensation of our non-employee directors for our last completed fiscal year.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Michael Nicklas	$87,000	$87,000
Dennis Neilander	$84,500	$84,500
Christopher S. Downs	$89,500	$89,500

As of September 30, 2022, the aggregate number of shares outstanding under all options to purchase our common stock held by our non-employee directors were: Mr. Nicklas – 100,000 shares; Mr. Neilander – 75,000 shares; Mr. Downs – 75,000 shares. None of our non-employee directors held stock awards other than options as of September 30, 2022.

On November 5, 2021, our Board of Directors, upon recommendation of the Compensation Committee, approved the following policy for compensating non-employee members of the Board. Each independent director shall receive annual cash compensation of $40,000. In addition, the chairperson of the Audit Committee, Compensation Committee and Nominating and Governance Committee shall receive an annual compensation of $15,000, $10,000 and $5,000, respectively; the other members of such committees shall receive an annual compensation of $7,500, $5,000 and $2,500, respectively. In addition, we agreed to pay a one-time make-whole payment to the independent directors for services rendered since our initial public offering of $27,000.

RELATED PARTY TRANSACTIONS

We engage a firm owned by Matthew Lourie, our interim Chief Financial Officer, to provide financial reporting services. For the year ended September 30, 2022 and 2021, we incurred consulting fees of $18,273 and $122,950, respectively.

Policies and Procedures for Related Party Transactions

Our Audit Committee charter provides that our Audit Committee is responsible for reviewing and approving in advance any related party transaction. This covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In determining whether to approve a proposed transaction, our Audit Committee will consider all relevant facts and circumstances including: (i) the materiality and character of the related party’s direct or indirect interest; (ii) the commercial reasonableness of the terms; (iii) the benefit or perceived benefit, or lack thereof, to us; (iv) the opportunity cost of alternate transactions; and (v) the actual or apparent conflict of interest of the related party. All of the transactions described in this section occurred prior to the creation of our Audit Committee and the adoption of this policy.

DELINQUENT SECTION 16(A) REPORTS

Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Exchange Act, and written representations from the Section 16 officers and directors that no other reports were required, the Company reports that we believe all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock or similar reportable transactions which took place during the 2022 fiscal year were timely filed with the SEC.

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of four members: Aaron Speach, Michael Nicklas, Dennis Neilander and Christopher S. Downs. The Nominating and Nominating and Governance Committee nominated and the Board approved and recommended all of the current members of our Board for re-election. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders, or until each successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the four nominees who receive the greatest number of votes cast by stockholders, entitled to vote at the Annual Meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal.

The Board unanimously recommends that stockholders vote “FOR” each of the four nominees for election to our Board of Directors.

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PROPOSAL 2: TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

On November 21, 2022, our Audit Committee dismissed PWR CPA, LLP (“PWR”) as our independent registered public accounting firm, effective as of such date.

The report of PWR on the Company’s financial statements as of September 30, 2020 and 2021 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph relating to the Company’s ability to continue as a going concern. During the Company’s two most recent fiscal years ended September 30, 2020 and 2021, and through November 21, 2022, the date of PWR’s dismissal, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PWR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PWR , would have caused PWR to make reference to the matter in its report on the financial statements for such year.

Our Audit Committee selected BF Borgers CPA PC as our independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2023. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of BF Borgers CPA PC are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

Aggregate fees for professional services rendered by PWR CPA, LLP and BF Borgers CPA, PC for their services for the fiscal years ended September 30, 2022 and 2021, respectively, were as follows:

	2022	2021
Audit Fees	$145,425	$37,000
Audit-related fees	–	21,000
Tax fees	5,009	3,000
All other fees	–	11,637
TOTAL	$150,434	$72,637

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years. The Audit Fees for 2022 includes $93,500 from BF Borgers CPA, PC and $51,925 from PWR CPA, LLP.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

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All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. As the approval of Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from Proposal 2. Abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of BF Borgers CPA, PC as our independent registered public accounting firm for the fiscal year ending September 30, 2023.

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AUDIT COMMITTEE REPORT

Audit Committee assists the Board of Directors with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. BF Borgers CPA, PC the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with management and BF Borgers CPA, PC the Company’s audited financial statements. We discussed with BF Borgers CPA, PC the overall scope and plans of their audit. We met with BF Borgers CPA, PC, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended September 30, 2022, the Audit Committee (i) reviewed and discussed with management the Company’s audited financial statements as of September 30, 2022, and for the year then ended; (ii) discussed with BF Borgers CPA, PC the matters required by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (iii) received the written disclosures and the letter from BF Borgers CPA, PC required by applicable requirements of the PCAOB regarding BF Borgers CPA, PC’s communications with the Audit Committee regarding independence; and (iv) discussed with BF Borgers CPA, PC their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Michael Nicklas

Dennis Neilander

Christopher S. Downs

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PROPOSAL 3: APPROVAL OF SHARE INCREASE UNDER THE COMPANY’S 2020 STOCK PLAN

Our Board of Directors established the EBET, Inc. 2020 Stock Plan (the “2020 Plan”) effective December 9, 2020. The 2020 Plan currently provides for the issuance of a maximum of 5,000,000 shares of common stock in connection with the grant of options and/or other stock-based or stock-denominated awards. The Board of Directors, upon the recommendation of the Compensation Committee, has approved an amendment to the 2020 Plan to increase the aggregate number of shares authorized for issuance by 2,500,000 shares. A copy of the 2020 Plan is attached as Annex A.

As of March 16, 2023, we had 2,924,481 shares available for issuance under the 2020 Plan. Our Board of Directors believes that attracting, retaining and rewarding directors, officers, other employees and persons who provide services to the Company and enabling such persons to acquire or increase a proprietary interest in the Company has been and will continue to be essential to our growth and success. The 2020 Plan enables us to continue to maintain a compensation program with different types of incentives for motivating such individuals and encouraging them to give us long-term, excellent service. Accordingly, our Board of Directors believes that it is in the best interests of the Company to increase the total number of shares authorized for issuance under the 2020 Plan by 2,500,000 shares (the “Increase”), which would enable us to continue to make grants under the 2020 Plan in the future. The Board of Directors expects the Increase to be a sufficient number of shares to provide for one additional year of grants under the Plan.

Reasons for Stockholder Approval

The Board of Directors seeks stockholder approval of the Increase under the rules of the SEC and Nasdaq. In addition, stockholder approval will continue to permit designated stock options to qualify as incentive stock options under the Internal Revenue Code. Such qualification can give the holder of the options more favorable tax treatment. The approval of the Increase will not affect the Company’s ability to make stock-based or cash-based awards outside of the 2020 Plan to the extent consistent with applicable law and stock exchange rules. (Approval of Proposal 3 will be considered approval of the 2020 Plan for purposes of the incentive stock option rules under the Code.)

Potential Dilution

The aggregate number of shares of common stock that may be issued under the 2020 Plan will not exceed 7,500,000 shares, subject to adjustment upon the occurrence of certain transactions or events that would also otherwise adjust our common stock. Upon approval of the Increase, an aggregate of 4,424,481 shares will be available for issuance under the 2020 Plan.

Key Features Designed to Protect Stockholders’ Interests

The design of the 2020 Plan reflects our commitment to corporate governance and the desire to preserve stockholder value as demonstrated by the following features of the plan:

Independent administrator. The Compensation Committee of the Board of Directors, which is comprised solely of non-employee directors, administers the 2020 Plan.

No evergreen feature. The maximum number of shares available for issuance under the 2020 Plan is fixed and cannot be increased without stockholder approval.

Repricing prohibited. Stockholder approval is required for any repricing of any stock options or stock appreciation rights.

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Limitations on Dividend Payments on Awards. Dividends and dividend equivalents on all stock units and stock awards are paid only to the extent the awards vest, and no dividends or dividend equivalents are ever paid on stock options or stock appreciation rights.

No discount awards; maximum term specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the fair market value on the date the award is granted and a term no longer than ten years’ duration.

Award design flexibility. Different kinds of awards may be granted under the 2020 Plan, giving us the flexibility to design our equity incentives to compliment the other elements of compensation and to support the attainment of our strategic goals.

Share counting. The number of shares available for grant under the 2020 Plan is reduced by the gross number of shares subject to awards, and shares withheld for taxes in connection with awards or tendered in payment of an option’s exercise price cannot be used for future grants.

Non-employee director limits. The 2020 Plan contains a limit on the compensation that may be paid to any non-employee member of our Board of Directors in any calendar year.

No tax gross-ups. The 2020 Plan does not provide for tax gross-ups.

Fixed term. The 2020 Plan has a fixed term of ten years from its initial effective date, or December 9, 2030.

Description of 2020 Plan

The 2020 Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards, stock unit awards and stock appreciation rights to key employees, non-employee directors and consultants. The following description of the material features of the 2020 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2020 Plan, which is attached to this Proxy Statement as Annex A. Capitalized terms used in the summary below that are not defined in this Proxy Statement have the meanings set forth in the 2020 Plan.

Administration. The 2020 Plan is administered by the Compensation Committee of the Board of Directors (we refer to the body administering the 2020 Plan as the “Committee”). The Committee has full authority to select the individuals who will receive awards under the 2020 Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards.

Limit on Non-Employee Director Compensation. Under the 2020 Plan, the aggregate value of all compensation granted or paid to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the 2020 Plan and cash fees paid to such non-employee director, will not exceed $300,000 in total value. For purposes of this limitation, the value of awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

Number of Shares of Common Stock. The number of shares of common stock that may be issued under the 2020 Plan is 5,000,000. If this proposal is approved, the number of shares of common stock that may be issued under the 2020 Plan will increase to 7,500,000. As of March 16, 2023, we had 2,924,481 shares of common stock available for issuance under the 2020 Plan.

Shares issuable under the 2020 Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the 2020 Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to us by a participant, or withheld by us on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the 2020 Plan. Shares purchased by us with the proceeds received from a stock option exercise will not be available again for issuance. The number of shares of common stock issuable under the 2020 Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the 2020 Plan. No award granted under the 2020 Plan may be transferred, except by will, the laws of descent and distribution.

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Of the shares available for issuance: (i) the maximum number issuable as stock options or stock appreciation rights to any employee in any calendar year is 1,500,000, (ii) the maximum number issuable as incentive stock options is 5,000,000 (to be 7,500,000 if this proposal is approved); and (iii) the maximum number of shares issuable as stock awards or such units granted to any employee in any calendar year is 1,500,000.

Eligibility. All employees designated as key employees for purposes of the 2020 Plan, all non-employee directors and consultants are eligible to receive awards under the 2020 Plan. As of March 16, 2023, 41 employees and all non-employee directors were eligible to participate in the 2020 Plan.

Awards to Participants. The 2020 Plan provides for discretionary awards of stock options, stock awards, stock unit awards and stock appreciation rights to participants. Each award made under the 2020 Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the 2020 Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will be the closing price of the common stock on the date on which the option is granted (“fair market value”), each option will expire ten years from the date of grant and no dividends or dividend equivalents may be paid with respect to stock options.

In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the earlier of the date the 2020 Plan was adopted or approved by stockholders.

Stock Appreciation Rights. The Committee has the discretion to grant stock appreciation rights to participants. The Committee determines the exercise price for a stock appreciation right, which cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant in common stock or in cash, at our discretion, an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. The Committee has the discretion to set the terms and conditions applicable to the award, including the number of shares subject to the stock appreciation right and the vesting schedule, provided that each stock appreciation right will expire not more than ten years from the date of grant and no dividends or dividend equivalents shall be paid with respect to any stock appreciation right prior to the exercise of the stock appreciation right.

Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of common stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board of Directors. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any stock award subject to restrictions will be held by us and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse.

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Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a shareholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that such dividend equivalents will be held by us and paid only to the extent the restrictions lapse.

Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the tax obligation associated with an award: (i) cash; (ii) cash received from a broker dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to us the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing us to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the minimum amount required to be withheld; and (iv) by delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company. Notwithstanding any other provision of the 2020 Plan or any award agreement, in the event of a “Change in Control” of the Company, the Board of Directors has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the highest level. In addition, upon such Change in Control, the Committee has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Committee deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

Amendment of Award Agreements; Amendment and Termination of the 2020 Plan; Term of the 2020 Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board of Directors may terminate, suspend or amend the 2020 Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares are listed.

Notwithstanding the foregoing, neither the 2020 Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or stock appreciation right or cancelling a stock option or stock appreciation right in exchange for cash, other stock options or stock appreciation rights with a lower exercise price or other stock awards. This prohibition on repricing without stockholder approval does not apply in the case of an equitable adjustment to the awards to reflect changes in the capital structure of the company or similar events.

No awards may be granted under the 2020 Plan on or after the tenth anniversary of the initial effective date of the 2020 Plan, or December 9, 2030.

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U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient of an award may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award. The 2020 Plan is not qualified under the provisions of section 401(a) of the Code and will not be subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Non-Qualified Stock Options. A participant will not recognize any income at the time of grant. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the option is exercised. We generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options. A participant will not recognize any income at the time of grant. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to us for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and we generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

In order to qualify as an incentive stock option, the option must be exercised within three months after the participant’s termination of employment for any reason other than death or disability and within one year after termination of the participant’s employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Stock Awards/Stock Units. If a participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares without forfeiture at the end of the restriction period. A participant generally will recognize ordinary income upon the receipt of cash or shares pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares without forfeiture at the end of the restriction period. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received less the amount paid by the participant for the shares. This amount will also be the participant’s tax basis for the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

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If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and we will have to include the amount that was previously deducted from our gross income in the taxable year of the forfeiture.

Stock Appreciation Rights. A participant will not recognize any income at the time of the grant of a stock appreciation right. Upon exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount received upon exercise. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

On March 16, 2023, the last reported sales price for the common stock was $0.3950 per share.

New Plan Benefits

It is not possible to determine specific amounts that may be awarded in the future under the 2020 Plan because grants of awards under the 2020 Plan are at the discretion of the Compensation Committee.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information regarding our equity compensation plans at September 30, 2022:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities (by class) remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	2,438,625	$2.25	2,092,981
Equity compensation plans not approved by security holders (2)	2,166	$3.00	–

(1)	Represents shares of common stock issuable upon exercise of outstanding stock options and rights under our 2020 Plan.
(2)	Consists of warrants issued to consultants.

Vote Required and Board Recommendation

The proposal to approve an increase in the number of shares authorized for issuance under the Company’s 2020 Plan (Proposal 3) from 5,000,000 shares to 7,500,000 shares will require the affirmative vote of a majority of the shares of the Company’s common stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote. Abstentions will be treated as votes “against” the proposal. Broker non-votes and failures to vote will have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote “FOR” the proposal to approve a share increase under the Company’s 2020 Plan.

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PROPOSAL 4: For purposes of complying with Nasdaq Listing Rule 5635, to approve the future adjustment of the conversion price of the Company’s Series A Convertible

Preferred Stock

Background and Overview

On November 29, 2021, we issued to investors 37,700 shares of our Series A Convertible Preferred Stock (the “Preferred Stock”) for a purchase price of $1,000.00 per share (“November Placement”). The Preferred Stock is convertible into our common stock at an initial conversion price of $28.00 per share (“Conversion Price”); provided that the Conversion Price is subject to anti-dilution protection upon any subsequent transaction at a price lower than the Conversion Price then in effect. In addition, on January 31, 2023 and April 15, 2023 (the “Adjustment Dates”), the Conversion Price was to be adjusted to the lesser of: (i) the Conversion Price in effect on the Adjustment Date, or (ii) 85% of the average closing price of our common stock for the fifteen trading days prior to the Adjustment Date.

On January 30, 2023, the holders of a majority of the Preferred Stock approved an amendment to the terms of the Preferred Stock to: (i) extend the initial Adjustment Date from January 31, 2023 to April 28, 2023; and (ii) to extend the second Adjustment Date from April 15, 2023 to July 31, 2023; and (iii) to add a third Adjustment Date of October 31, 2023. Notwithstanding the foregoing, we agreed that the adjusted Conversion Price may not be less than $0.71, unless the terms of the new adjustment dates are approved by our shareholders, as required pursuant to applicable rules and regulations of NASDAQ. We agreed to submit for a vote the approval the terms of the new adjustment dates at our next meeting of shareholders and use our reasonable best efforts to solicit our shareholders’ approval of such vote. This Proposal 4 is being submitted in connection with the foregoing.

Potential Dilutive Effect of Approval of this Proposal

If this Proposal 4 is approved, on each of April 28, 2023, July 31, 2023, and October 31, 2023, the Conversion Price will be adjusted to the lesser of the Conversion Price then in effect or 85% of the average closing price of our common stock for the fifteen trading days prior to such date regardless of whether such price is below the current floor price of $0.71 per share. As there is no floor price to the price adjustment that may occur pursuant to the foregoing adjustment provision, we cannot be certain as to the eventual Conversion Price for the Preferred Stock, and accordingly, as to the exact number of shares of common stock issuable thereunder. As such, the exact magnitude of the dilutive effect cannot be conclusively determined, but the dilutive effect may be material to our current stockholders. Accordingly, the holders of the Preferred Stock could significantly influence future decisions of our company.

Currently, there are 37,700 shares of Preferred Stock outstanding at a stated value of $1,161.36 per share. As we are permitted to pay the dividend, equal to 14% per annum, either in cash or in-kind by increasing the stated value of the Preferred Stock, the stated value of the Preferred Stock will increase until May 28, 2023 at which time the dividend requirements will cease, provided this Proposal 4 is approved. If this Proposal is not approved, the dividend will continue to be payable on the Preferred Stock.

The following table shows the number of shares that would be issuable upon conversion of the Preferred Stock at various Conversion Prices at the stated value set forth above:

	Assumed Conversion Prices
	$28.00	$5.00	$1.00	$0.71	$0.50	$0.25	$0.10
Number of shares of common stock issuable upon conversion of the Preferred Stock	1,563,688	8,756,654	43,783,272	61,666,580	87,566,544	175,133,088	437,832,720

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If we receive approval of this proposal, the issuance of securities upon conversion of the Preferred Stock may cause a reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of our common stock issued to the holders upon conversion of the Preferred Stock could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of our common stock that may be issued upon conversion of the Preferred Stock may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Basis of Stockholder Approval Requirements

Our common stock is listed on the NASDAQ Capital Market, and we are subject to the NASDAQ listing standards set forth in its Listing Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval for the issuance, other than in a public offering, of securities convertible into common stock at a price less than the greater of book or market value of the common stock if the securities are convertible into 20% or more of a company’s common stock.

Since the Conversion Price of the Preferred Stock can be adjusted downward, it is possible that the issuance and conversion of the Preferred Stock could, in the future, result in the issuance of more than 20% of our common stock. We generally have no control over whether the holders will convert the Preferred Stock. Given the foregoing, we are seeking stockholder approval under this Proposal 4, to comply with Nasdaq Listing Rule 5635(d), to issue more than 20% of our outstanding common stock to the holders of the Preferred Stock.

Consequences of Not Approving this Proposal

If our stockholders do not approve this Proposal 4, the Preferred Stock will continue to accrue a per annum dividend of 14% until we obtain such approval. In addition, if shareholder approval is not obtained, we agreed to cause an additional shareholder meeting to be held on or prior to the six month-anniversary of this meeting. If, despite our reasonable best efforts the shareholder approval is not obtained after such subsequent shareholder meetings, we agreed to cause an additional shareholder meeting to be held each quarter thereafter until shareholder approval is obtained.

Vote Required and Board Recommendation

The approval of this proposal requires the affirmative vote of at least a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” approval, for purposes of complying with Nasdaq Listing Rule 5635, of the removal of the floor price in connection with future adjustments of the conversion price of the Series A Convertible Preferred Stock.

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PROPOSAL 5: APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES

OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

General

Our Board is recommending that our stockholders approve a proposed amendment to our articles of incorporation in substantially the form attached hereto as Annex B, to effect a reverse stock split of our outstanding shares of common stock at a reverse stock split ratio of between 1-for-2 and 1-for-30, as determined by the Board of Directors in its sole discretion, at any time prior to the one-year anniversary of this Annual Meeting. If the stockholders approve and adopt the proposed amendment to effect the reverse stock split, and our Board decides to implement it, the reverse stock split will become effective on the date of the filing of the proposed amendment with the Secretary of State of the State of Nevada.

If implemented, the reverse stock split will be realized simultaneously for all outstanding common stock and the ratio determined by our Board will be the same for all outstanding shares of common stock. The reverse stock split will affect all holders of shares of our common stock uniformly and each stockholder will hold the same percentage of our common stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. The proposed amendment will not reduce the number of authorized shares of common stock (which will remain at 100,000,000, or at 500,000,000 if Proposal 6 is approved) or preferred stock (which will remain at 10,000,000) or change the par values of our common stock (which will remain at $0.001 per share) or preferred stock (which will remain at $0.001 per share).

Background

Our common stock is currently quoted on The NASDAQ Capital Market (“NASDAQ”), and we are therefore subject to its continued listing requirements, including requirements with respect to the market value of publicly-held shares, market value of listed shares, minimum bid price per share, and minimum stockholder's equity, among others, and requirements relating to board and committee independence. If we fail to satisfy one or more of the requirements, we may be delisted from NASDAQ.

The minimum closing bid price requirement set forth in NASDAQ Listing Rule 5550(a)(2) is $1.00. On November 29, 2022, we received a notice that we were not in compliance with the $1.00 minimum closing bid price requirement.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A) (the “Compliance Period Rule”), we have been provided an initial period of 180 calendar days, or until May 22, 2023, to regain compliance with the bid price rule. If, at any time before May 22, 2023, the bid price for our common stock closes at $1.00 or more for a minimum of 10 consecutive business days as required under the Compliance Period Rule, the Nasdaq staff will provide written notification to us that we comply with the bid price rule, unless the staff exercises its discretion to extend this 10 day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).

If we are not in compliance with the bid price rule by May 22, 2023, we may be afforded a second 180 calendar day period to regain compliance. To qualify, we would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, except for the minimum bid price requirement. In addition, we would be required to notify Nasdaq of its intent to cure the minimum bid price deficiency, which may include, if necessary, implementing a reverse stock split.

If we do not regain compliance with the bid price rule by May 22, 2023 and we are not eligible for an additional compliance period at that time, the Nasdaq staff will provide written notification to us that our stock may be delisted. We would then be entitled to appeal the staff’s determination to a NASDAQ Listing Qualifications Panel and request a hearing. There can be no assurance that, if we do appeal the delisting determination by the staff to the NASDAQ Listing Qualifications Panel, that such appeal would be successful.

The closing price of our common stock on March 16, 2023 was $0.3950.

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Purpose of the Proposed Reverse Stock Split

Our Board’s primary objective in proposing the reverse stock split is to raise the per share trading price of our common stock. In particular, this will help us to maintain the listing of our common stock on NASDAQ.

Delisting from NASDAQ may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

If we are delisted from NASDAQ and we are not able to list our common stock on another exchange, our common stock could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:

•	a limited availability of market quotations for our securities;

•	a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and little or no analyst coverage for us;

•	we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and

•	a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

As of the Record Date, we were not in compliance with the NASDAQ bid price requirement. Our Board believes that the proposed reverse stock split is a potentially effective means for us to regain or maintain compliance with the listing rules of NASDAQ and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from the NASDAQ by producing the immediate effect of increasing the bid price of our common stock.

Increase the Market Price of our Common Stock to a Level More Appealing for Investors

We also believe that the reverse stock split could enhance the appeal of our common stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced securities to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore more likely to have less third-party analysis of the Company available to investors. We believe that the reduction in the number of issued and outstanding shares of our common stock caused by the reverse stock split, together with the anticipated increased stock price immediately following and resulting from the reverse stock split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for the common stock than that which currently exists.

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We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our common stock will occur. Our Board cannot predict with certainty what effect the reverse stock split will have on the market price of our common stock, particularly over the longer term. Some investors may view a reverse stock split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares. We cannot provide you with any assurance that our shares will continue to qualify for listing on NASDAQ. As a result, the trading liquidity of our common stock may not improve. In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of between 1-for-2 and 1-for-30 as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting. Even if approved, the Board will have discretion to delay or not to implement the reverse stock split.

In determining the reverse stock split ratio, our Board will consider numerous factors, including:

•	the historical and projected performance of our common stock;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock;

•	our capitalization (including the number of shares of our common stock issued and outstanding);

•	the prevailing trading price for our common stock and the volume level thereof; and;

•	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to amend the articles of incorporation to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give our Board the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. For example, if our Board decides to implement a 1-for-5 reverse stock split of our common stock, then a stockholder holding 10,000 shares of our common stock before the reverse stock split would instead hold 2,000 shares of our common stock immediately after the reverse stock split. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process.

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The principal effect of the reverse stock split will be that (i) the number of shares of common stock issued and outstanding will be reduced from 25,144,675 shares as of March 16, 2023 to a number of shares between and including one-half to one-thirtieth that amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and (ii) all outstanding options and warrants entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options or warrants, as applicable, between and including one-half to one-thirtieth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants, as applicable, immediately preceding the reverse stock split at an exercise price equal to between and including two to thirty times the exercise price specified before the reverse stock split, resulting in essentially the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by our Board.

The following table, which is for illustrative purposes only, illustrates the effects of the reverse stock split at certain exchange ratios within the foregoing range, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock and authorized shares of capital stock as of March 16, 2023.

	Before reverse stock split	1-for-2	1-for-5	1-for-10	1-for-15	1-for-20	1-for-30
Common stock authorized (1)	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Preferred stock authorized	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000
Common stock issued and outstanding	25,144,675	12,572,338	5,028,935	2,514,468	1,676,312	1,257,234	838,156
Common stock underlying RSUs, options and warrants	14,618,681	7,309,341	2,923,737	1,461,869	974,579	730,935	487,290
Common stock underlying Series A Preferred Stock (2)	1,563,688	781,844	312,738	156,369	104,246	78,185	52,123
Common stock available for grant under existing stock equity plans (3)	2,924,481	1,462,241	584,897	292,449	194,966	146,225	97,483
Common stock authorized and unreserved (4)	55,748,475	77,874,236	91,149,693	95,574,845	97,049,897	97,787,421	98,524,948

(1)	To the extent Proposal 6 is approved, our common stock outstanding will be 500,000,000 shares.

(2)	Based on the current conversion price of the Series A Preferred Stock. See Proposal 4 for a description of the adjustments that may occur to reduce the conversion price, which would increase the number of shares issuable upon conversion of the Series A Preferred Stock.

(3)	To the extent Proposal 3 is approved, our common stock available for grant under existing stock equity plans outstanding will initially be 7,500,000 shares.

(4)	To the extent Proposal 6 is approved, our common stock outstanding will be 500,000,000 shares.

The amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We will continue to be subject to the periodic reporting requirements of the Exchange Act.

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Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced to between and including one-half to one-thirtieth of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net loss and net book value of our common stock will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.

Effect of Authorized but Unissued Shares

The reverse stock split will have the effect of significantly increasing the number of authorized but unissued shares of common stock. The number of authorized shares of common stock will not be decreased and will remain at 100,000,000, or at 500,000,000 if Proposal 6 is approved. Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased. See the table above under the caption “Principal Effects of the Reverse Stock Split” that shows the number of unreserved shares of common stock that would be available for issuance at various reverse stock split ratios.

Our Board believes that we will need to raise additional capital in the ordinary course of business. In addition, we may issue shares to acquire other companies or assets or engage in business combination transactions. Finally, pursuant to Proposal 4, our Series A Preferred Stock may become convertible into more shares of common stock than we currently have authorized. The approval of this Proposal 5 will allow our Series A Preferred Stock holders to exercise their conversion rights as described in Proposal 4. As of the date of this Proxy Statement, we have no specific plans, arrangements or understandings, whether written or oral, with respect to the increase in shares available for issuance as a result of the reverse stock split.

Potential Anti-Takeover and Dilutive Effects

The purpose of the reverse stock split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of common stock will remain at 100,000,000, or at 500,000,000 if Proposal 6 is approved, this proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our common stock as compared to the outstanding shares of our common stock and could, under certain circumstances, have an anti-takeover effect. Shares of common stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed amendment, our Board will continue to have authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the NASDAQ listing standards, assuming we remain listed on NASDAQ. Our Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.

In addition, if we do issue additional shares of our common stock, the issuance could have a dilutive effect on earnings per share and the book or market value of the outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power. Holders of common stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

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Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, you should consider the following risks associated with the implementation of the reverse stock split:

•	Although we expect that the reverse stock split will result in an increase in the market price of our common stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in a permanent increase in the market price. The effect the reverse stock split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

•	The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•	While our Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the reverse stock split is approved by our stockholders, the reverse stock split would become effective at such time prior to the one-year anniversary of this Annual Meeting as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the amendment to our articles of incorporation with the Secretary of State of the State of Nevada. Even if the reverse stock split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective time of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the reverse stock split indicating the number of post-reverse stock split shares of common stock you hold.

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Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Beginning on the effective time of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the reverse stock split as that stockholder did immediately prior to the reverse stock split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

No Dissenter’s Rights

Under Chapter 78 of the Nevada Revised Statutes, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split or the corresponding amendment to our articles of incorporation to effect the reverse stock split and we will not independently provide our stockholders with any such right.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split to the holders of our common stock. It addresses only stockholders who hold our common stock as capital assets. It does not purport to be complete, does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances, does not address U.S. federal estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income and does not address stockholders subject to special rules, including without limitation financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. In addition, this summary does not consider or discuss the tax treatment of partnerships or other pass-through entities or persons that hold our shares through such entities.

This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations, rulings, and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. It does not address tax considerations under state, local, foreign and other laws. This summary is for general information purposes only, and the tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

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The reverse stock split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the reverse stock split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a stockholder’s receipt of a whole share of our common stock in lieu of a fractional share, the adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-reverse stock split shares of the common stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse stock split shares. Stockholders who acquired their shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares. Additional information about the effects of the reverse stock split on the basis of holders of our common stock will be included in Internal Revenue Service Form 8937, Report of Organizational Actions Affecting Basis of Securities, which we will post to our website on or before the 45th day following the effective date of the reverse stock split, if effected.

As described above in “Fractional Shares,” no fractional shares of our common stock will be issued as a result of the reverse stock split. Instead, we will issue one (1) full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our common stock are not clear. A stockholder who receives one (1) whole share of our common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the reverse stock split.

We have not sought, and will not seek, any ruling from the Internal Revenue Service or an opinion of tax counsel with respect to the matters discussed herein. The foregoing views are not binding on the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of a reverse stock split may vary significantly as to each holder of our common stock, depending upon the state in which such holder resides or does business. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 5 requires the affirmative vote of a majority of our outstanding shares of common stock. Broker non-votes and abstentions will be counted as votes against the proposal.

The Board recommends that stockholders vote FOR the approval of the amendment to our articles of incorporation to effect a reverse stock split of our outstanding shares of common stock at a reverse stock split ratio of between 1-for-2 and 1-for-30, as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

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PROPOSAL 6: APPROVAL OF AMENDMENT TO articles OF

INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 500,000,000 SHARES

Our Board has adopted and has recommended that our stockholders adopt and approve, the proposed amendment to our articles of incorporation in substantially the form attached hereto as Annex C, providing for an increase in the number of shares of our common stock, having a par value of $0.001 per share, from 100,000,000 to 500,000,000 (the “Certificate of Amendment”). If adopted and approved by the stockholders, the proposed amendment to our articles of incorporation will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada. If the Certificate of Amendment is approved at this meeting, we intend to file the Certificate of Amendment as soon as practicable following the meeting.

Purposes of the Proposed Amendment

We do not have any present plan, arrangement or understanding to designate and issue any of the shares of common stock that will become available as a result of this proposed amendment to our articles of incorporation. Although, at present, our Board has no immediate plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future. The additional 400,000,000 authorized shares of common stock would be available for issuance for various purposes, as our Board may deem advisable, such as for future financings, to satisfy the issuance of shares of common stock on the conversion or exercise of our options, warrants or other convertible securities, including our Series A Preferred Stock as described in Proposal 4, to provide equity incentive to employees, consultants, officers and directors, to make stock-based acquisitions and for other general corporate purposes. Furthermore, we may utilize our securities to make future acquisitions. Acquisitions can be a key component of growth and, from time to time, consideration for acquisitions may include the issuance of common stock.

In addition to fund-raising opportunities, we also engage in periodic discussions with potential partners, strategic investments and acquisition candidates. If any of these discussions came to a definitive understanding, it is possible that we could use some of the newly authorized shares in connection with one or more such transactions. We also plan to continue to issue shares of common stock pursuant to our equity incentive plans. We currently have no agreement, commitment, or arrangement, regarding the issuance of common stock in connection with one or more such strategic transactions subsequent to the increase in the number of authorized shares. In addition, we do not have any agreements, commitments or arrangements regarding the issuance of common stock in connection with a fund-raising opportunity or any other purposes not specifically set forth in this proxy statement.

The newly authorized common stock would be available for issuance without further action by stockholders except as required by law, our articles of incorporation or applicable stock exchange requirements. Any such issuance could have the effect of diluting existing stockholders. Our articles of incorporation do not include any preemptive or other rights of stockholders to subscribe for any shares of common stock which may in the future be issued by us, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock.

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Rights of Additional Authorized Shares

The additional common stock to be authorized by stockholder approval of this Proposal 6 would have rights identical to the currently outstanding shares of our common stock.

Possible Anti-Takeover Effects of the Proposed Amendment

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of our common stock may make it more difficult to, or discourage an attempt to, obtain control of our company by means of a takeover bid that the Board determines is not in the best interest of our company and its stockholders. However, our Board of Directors is not aware of any attempt to take control of our company, and our Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 6 requires the affirmative vote of a majority of our outstanding shares of common stock. Broker non-votes and abstentions will be counted as votes against the proposal.

The Board recommends that stockholders vote FOR the approval of the amendment to our articles of incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares.

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PROPOSAL 7: AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 4, Proposal 5, and/or Proposal 6, one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 4, Proposal 5, and/or Proposal 6. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 4, Proposal 5, and/or Proposal 6, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 7 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” the approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4, Proposal 5, and/or Proposal 6.

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AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Notice of Annual Stockholder Meeting, our proxy statement and our annual report on Form 10-K for the fiscal year ended September 30, 2022 (the Annual Report) are available online at https://www.cstproxy.com/ebet/2023.

A copy of our Annual Report on Form 10-K has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of these exhibits without cost upon request by eligible stockholders. Requests for copies of such exhibits should be mailed to EBET, Inc., 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to EBET, Inc., 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

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STOCKHOLDER PROPOSALS AND SUBMISSIONS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2023 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than the close of business on November 28, 2023, after which date such stockholder proposal will be considered untimely.

Such proposal must be submitted to our executive offices located at 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169, Attn: Corporate Secretary.

In order for proposals of stockholders made outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address before the close of business on February 11, 2024.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors EBET, INC.

/s/ Aaron Speach
Aaron Speach
Chief Executive Officer, President and Director

Las Vegas, Nevada

March 27, 2023

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ANNEX A

EBET, INC.
2020 STOCK PLAN

(Adopted as of December 9, 2020; Amended as of February 9, 2022 and as of _________, 2023)
______________________

Section 1.	Establishment and Purpose.

1.1           The Board of Directors of EBET, Inc. (the “Company”) hereby establishes the EBET, Inc. 2020 Stock Plan (the “Plan”) originally effective as of December 9, 2020, and amended as of February 9, 2022, and further amended as of _________, 2023 and approved by the Company’s stockholders at the Company’s annual meeting on __________, 2023. Awards granted prior to the effective date of the Plan’s amendment and restatement shall be governed by the terms of the Plan as in effect on the grant date of the Award.

1.2           The purpose of the Plan is to attract and retain outstanding individuals as Key Employees, Directors and Consultants of the Company and its Subsidiaries, to recognize the contributions made to the Company and its Subsidiaries by Key Employees, Directors and Consultants, and to provide such Key Employees, Directors and Consultants with additional incentive to expand and improve the profits and achieve the objectives of the Company and its Subsidiaries, by providing such Key Employees, Directors and Consultants with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

Section 2.	Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1           “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award, a Stock Unit Award or an SAR.

2.2           “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement, Stock Unit Award Agreement or SAR Agreement evidencing an Award granted under the Plan.

2.3           “Board” means the Board of Directors of the Company.

2.4           “Change in Control” has the meaning set forth in Section 8.2 of the Plan.

2.5           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6           “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan, or, if no such committee has been designated at the time of any grants, it shall mean the Board.

2.7           “Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

2.8           “Company” means EBET, Inc., a Nevada corporation.

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2.9           “Consultant” means any person, including an advisor, who is engaged by the Company or an affiliate to render consulting or advisory services and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

2.10         “Director” means a director of the Company who is not an employee of the Company or a Subsidiary.

2.11         “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.12         “Fair Market Value” means as of any date, the closing price of a share of Common Stock on the national securities exchange on which the Common Stock is listed, or, if the Common Stock is not listed on a national securities exchange, the over-the-counter market on which the Common Stock trades, or, if the Common Stock is not listed on a national securities exchange or an over-the-counter market, as determined by the Board as of such date, or, if no trading occurred on such date, as of the trading day immediately preceding such date.

2.13         “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.14         “Key Employee” means an employee of the Company or any Subsidiary selected to participate in the Plan in accordance with Section 3. A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.15         “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 of the Plan that is not an Incentive Stock Option.

2.16         “Participant” means a Key Employee, Director or Consultant selected to receive an Award under the Plan.

2.17         “Plan” means the EBET, Inc. 2020 Stock Plan.

2.18         “Stock Appreciation Right” or “SAR” means a grant of a right to receive shares of Common Stock or cash under Section 8 of the Plan.

2.19         “Stock Award” means a grant of shares of Common Stock under Section 6 of the Plan.

2.20         “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5 of the Plan.

2.21         “Stock Unit Award” means a grant of a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.22         “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

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Section 3.	Administration.

3.1           The Board.

The Plan shall be administered by the Committee, which shall be comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act, unless the Board otherwise determines.

3.2           Authority of the Committee.

(a)                The Committee, in its sole discretion, shall determine the Key Employees and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b)                To the extent permitted by applicable law, regulation, and rules of a stock exchange on which the Common Stock is listed or traded, the Committee may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act.

(c)                The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d)                No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Articles of Incorporation and By-Laws.

3.3                Award Agreements.

(a)                Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Committee, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (i) an agreement not to compete with the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (ii) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (iii) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Committee shall determine. If the Participant shall fail to enter into any such agreement at the request of the Committee, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

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Section 4.	Shares of Common Stock Subject to Plan.

4.1           Total Number of Shares.

(a)                The total number of shares of Common Stock that may be issued under the Plan shall be 7,500,000 (which reflects the 5,000,000 shares previously authorized under the Plan and 2,500,000 shares to be issued under the Plan pursuant to this amendment and restatement). Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

(b)               The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan. Any shares of Common Stock purchased by the Company with proceeds from a Stock Option exercise shall not again be available for issuance pursuant to subsequent Awards, shall count against the aggregate number of shares that may be issued under the Plan and shall not increase the number of shares available under the Plan.

(c)                If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 3.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

4.2           Shares Under Awards.

Of the shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a)                The maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options or SARs in any calendar year is 1,500,000, except that the maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options or SARs in the calendar year in which such Key Employee begins employment with the Company or its Subsidiaries is 1,500,000.

(b)                The maximum number of shares of Common Stock that may be subject to Stock Options (ISOs and/or NSOs) is 7,500,000 (which reflects the 5,000,000 shares previously authorized under the Plan and 2,500,000 shares to be issued under the Plan pursuant to this amendment and restatement).

(c)                The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards that may be granted to any Key Employee in any calendar year is 1,500,000, or, in the event the Award is settled in cash, an amount equal to the Fair Market Value of such number of shares on the date on which the Award is settled.

(d)                The maximum number of shares of Common Stock subject to Awards granted under the Plan or otherwise during any one calendar year to any Director, taken together with any cash fees paid by the Company to such Director during such calendar year for service on the Board, will not exceed $300,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

The numbers of shares described herein shall be as adjusted in accordance with Section 4.3 of the Plan.

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4.3           Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Committee shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or SARs or the price of Stock Awards or Stock Unit Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2 of the Plan; and (e) any other changes that the Committee determines to be equitable under the circumstances.

Section 5.	Grants of Stock Options.

5.1           Grant.

Subject to the terms of the Plan, the Committee may from time to time grant Stock Options to Participants. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be NSOs. Stock Options granted under the Plan to Directors who are not employees of the Company or any Subsidiary will be NSOs.

5.2           Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

5.3           Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a)               The per share exercise price of each Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b)               Each Stock Option shall become exercisable as provided in the Stock Option Agreement; provided that the Committee shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c)                No dividends or dividend equivalents shall be paid with respect to any shares subject to a Stock Option prior to the exercise of the Stock Option.

(d)               Each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

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5.4           Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a)                The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 5.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b)                Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c)                No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by shareholders of the Company.

5.5           Exercise of Stock Options.

(a)                A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Committee may prescribe. All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

(b)                The Committee in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value equal to the exercise price; (iv) by delivering previously acquired shares of Common Stock that are acceptable to the Committee and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

Section 6.	Stock Awards.

6.1           Grant.

The Committee may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Committee deems appropriate.

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6.2           Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a)                The Award Agreement shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b)               The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(c)                Except as provided in this subsection (c) and unless otherwise set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a stockholder with respect to such shares and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares; provided that any dividends or other distributions payable with respect to the Stock Award shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Award Agreement. Any such dividends or other distributions held by the Company attributable to the portion of a Stock Award that is forfeited shall also be forfeited.

Section 7.	Stock Unit Awards.

7.1           Grant.

The Committee may, in its discretion, grant Stock Unit Awards to any Participant. Each Stock Unit subject to the Award shall entitle the Participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Award Agreement, a share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event as provided in the Stock Unit Award Agreement.

7.2            Stock Unit Agreement.

Each Stock Unit Award shall be subject to such restrictions, conditions and other terms as the Committee may determine at the time of grant, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Unit Award Agreement and the following specific rules:

(a)                The Stock Unit Agreement shall specify such provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b)                The restrictions to which the shares of Stock Units awarded hereunder are subject shall lapse as provided in Stock Unit Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c)                Except as provided in this subsection (c) and unless otherwise set forth in the Stock Unit Agreement, the Participant receiving a Stock Unit Award shall have no rights of a stockholder, including voting or dividends or other distributions rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock; provided that a Stock Unit Award Agreement may provide that until the Stock Units are settled in shares or cash, the Participant shall be entitled to receive on each dividend or distribution payment date applicable to the Common Stock an amount equal to the dividends or other distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Such amounts shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Unit Award Agreement. Such amounts held by the Company attributable to the portion of the Stock Unit Award that is forfeited shall also be forfeited.

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Section 8.	SARs.

8.1           Grant.

The Committee may grant SARs to Participants. Upon exercise, an SAR entitles the Participant to receive from the Company the number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one share as of the date on which the SAR is exercised over the exercise price, multiplied by the number of shares with respect to which the SAR is being exercised. The Committee, in its discretion, shall be entitled to cause the Company to elect to settle any part or all of its obligations arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the shares it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise. Cash shall be delivered in lieu of any fractional shares. The terms and conditions of any such Award shall be determined at the time of grant.

8.2           SAR Agreement.

(a)                Each SAR shall be evidenced by a written SAR Agreement specifying the terms and conditions of the SAR as the Committee may determine, including the SAR exercise price, expiration date of the SAR, the number of shares of Common Stock to which the SAR pertains, the form of settlement and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

(b)                The per Share exercise price of each SAR shall not be less than 100% of the Fair Market Value of a Share on the date the SAR is granted.

(c)                Each SAR shall expire and all rights thereunder shall cease on the date fixed by the Committee in the related SAR Agreement, which shall not be later than the ten years after the date of grant; provided however, if a Participant is unable to exercise an SAR because trading in the Common Stock is prohibited by law or the Company’s insider-trading policy, the SAR exercise date shall be extended to the date that is 30 days after the expiration of the trading prohibition.

(d)                Each SAR shall become exercisable as provided in the related SAR Agreement; provided that notwithstanding any other Plan provision, the Committee shall have the discretion to accelerate the date as of which any SAR shall become exercisable in the event of the Participant’s termination of employment, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(e)                No dividends or dividend equivalents shall be paid with respect to any SAR prior to the exercise of the SAR.

(f)                 A person entitled to exercise an SAR may do so by delivery of a written notice in accordance with procedures established by the Committee specifying the number of shares of Common Stock with respect to which the SAR is being exercised and any other information the Committee may prescribe. As soon as reasonably practicable after the exercise of an SAR, the Company shall (i) issue the total number of full shares of Common Stock to which the Participant is entitled and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional share, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Participant an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares it would otherwise be obligated to deliver.

Section 9.	Change in Control.

9.1           Effect of a Change in Control.

(a)                Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 9.2), the Board is authorized and has sole discretion to provide that (i) all outstanding Awards shall become fully exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse and (iii) performance goals applicable to any Awards shall be deemed satisfied at the highest level, as applicable, in order that Participants may realize the benefits thereunder.

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(b)                In addition to the Board’s authority set forth in Section 3, upon such Change in Control of the Company, the Board is authorized and has sole discretion as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable; (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control; and (iii) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

9.2           Definition of Change in Control.

“Change in Control” of the Company shall be deemed to have occurred if at any time during the term of an Award granted under the Plan any of the following events occurs:

(a)                any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Person” and “Beneficial Owner” being defined in Rule 13d-3 of the General Rules and Regulations of the Exchange Act);

(b)                the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other Person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(c)                the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of: (i) three Directors; or (ii) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board for purposes of this Section; or

(d)                there is a complete liquidation or dissolution of the Company, or the Company sells all or substantially all of its business and/or assets to another corporation or other Person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors.

In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

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Section 10.	Payment of Taxes.

(a)                In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company shall require the Participant to pay the Company the minimum amount of federal, state, local or foreign taxes required to be withheld, and in the Company’s sole discretion, the Company may permit the Participant to pay the Company up to the maximum individual statutory rate of applicable withholding.

(b)               The Company in its sole discretion may make available one or more of the following alternatives for the payment of such taxes: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld; (iv) by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 11.	Postponement.

The Committee may postpone any grant or settlement of an Award or exercise of a Stock Option or SAR for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a)                to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including upon the exercise of a Stock Option or SAR, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b)                to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c)                to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

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Section 12.	Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Section 13.	Delivery of Shares.

Shares of Common Stock issued pursuant to a Stock Award, the exercise of a Stock or SAR or the settlement of a Stock Unit Award shall be represented by stock certificates or on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however, that upon the written request of the Participant, the Company shall issue, in the name of the Participant, stock certificates representing such shares of Common Stock.  Notwithstanding the foregoing, shares granted pursuant to a Stock Award shall be held by the Secretary of the Company until such time as the shares are forfeited or settled.

Section 14.	Termination or Amendment of Plan and Award Agreements.

14.1         Termination or Amendment of Plan.

(a)                Except as described in Section 14.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b)                The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

14.2          Amendment of Award Agreements.

The Committee shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

14.3         No Repricing of Stock Options.

Notwithstanding the foregoing, and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement or SAR Agreement that results in the repricing of Stock Options or SARs without stockholder approval. For this purpose, repricing includes (i) a reduction in the exercise price of the Stock Option or SARs or (ii) the cancellation of a Stock Option in exchange for cash, Stock Options or SARs with an exercise price less than the exercise price of the cancelled Options or SARs, other Awards or any other consideration provided by the Company, but does not include any adjustment described in Section 4.3.

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Section 15.	No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 16.	Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Nevada, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

Section 17.	Effective Date and Term of Plan.

17.1         Effective Date.

(a)                The Plan has been adopted by the Board, and is effective, as of December 9, 2020, subject to the approval of the Plan by the stockholders of the Company.

(b)             In the event the Plan is not approved by stockholders of the Company within 12 months of the date hereof, the Plan shall have no effect.

17.2         Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after December 9, 2030.

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ANNEX B

CERTIFICATE OF AMENDMENT

OF THE ARTICLES OF INCORPORATION OF

EBET, INC.

“3.1. The Corporation shall have the authority to issue 100,000,000 [*] shares of common stock, par value $0.001 per share (the “Common Stock”).

At the Effective Time every [**] (the “Reverse Split Factor”) outstanding shares of Common Stock shall without further action by the corporation or the holder thereof be combined into and automatically become one share of Common Stock (the “Reverse Stock Split”); provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, and instead, the Corporation shall issue one full share of post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split.”

*	To be 500,000,000 if Proposal 6 is approved.

**	The Board of Directors will have the discretion to effect the Reverse Split at a ratio of any whole number between 1-for-2 and 1-for-30.

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ANNEX C

CERTIFICATE OF AMENDMENT

OF THE ARTICLES OF INCORPORATION OF

EBET, INC.

“3.1. The Corporation shall have the authority to issue 500,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”).

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